UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 22, 2019

(Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00736 (Commission File Number)	20-8250744 (IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY (Address of principal executive offices)	10022 (Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2019 (the “Effective Date”), PennantPark Investment Funding I, LLC (the “Borrower”), a wholly-owned subsidiary of PennantPark Investment Corporation (the “Company”), entered into a credit facility (the “Credit Facility”). In connection with the Credit Facility, the Borrower entered into, among other agreements, (i) the revolving credit and security agreement (the “Warehouse Credit Agreement”) with the lenders from time to time parties thereto, BNP Paribas, as administrative agent, the Company, as equityholder, PennantPark Investment Advisers, LLC, as servicer (in such capacity, the “Servicer”), and The Bank of New York Mellon Trust Company, National Association (the “Bank”), as collateral agent (in such capacity, the “Collateral Agent”), (ii) the account control agreement (the “Control Agreement”), by and among the Borrower, the Bank, as secured party (in such capacity, the “Secured Party”), the Servicer, and the Bank, as securities intermediary, (iii) the custodian agreement (the “Custodian Agreement”), by and among the Borrower, the Bank, as custodian (in such capacity, the “Custodian”), and the Collateral Agent, and (iv) the purchase and sale agreement (the “Purchase and Sale Agreement”), by and between the Borrower and the Company, as seller.

The Warehouse Credit Agreement provides for borrowings in an aggregate amount up to $250,000,000. Borrowings under the Warehouse Credit Agreement will bear interest based on an annual adjusted London interbank offered rate for the relevant interest period, plus an applicable spread. Interest is payable quarterly in arrears. Any amounts borrowed under the Warehouse Credit Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) February 22, 2024 or (ii) upon certain other events which result in accelerated maturity under the Warehouse Credit Facility. Borrowing under the Warehouse Credit Facility is subject to certain restrictions contained in the Investment Company Act of 1940, as amended.

Borrowings under the Warehouse Credit Agreement are secured by all of the assets held by the Borrower. Pursuant to the Warehouse Credit Agreement, the Servicer will perform certain duties with respect to the purchase and management of the assets securing the Warehouse Credit Facility. The Servicer will not receive any fees under the Warehouse Credit Agreement. The Borrower will not reimburse the expenses incurred by the Servicer in the performance of its obligations under the Warehouse Credit Agreement. The Borrower has made customary representations and warranties under the Warehouse Credit Agreement and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

All of the collateral pledged to the lenders by the Borrower under the Warehouse Credit Agreement is held in the custody of the Bank in its capacities as Secured Party under the Control Agreement and as Custodian under the Custodian Agreement. The Custodian will maintain and perform certain collateral administration services with respect to the collateral pursuant to the Custodian Agreement. As compensation for the services rendered by the Custodian, the Borrower will pay the Custodian, on a quarterly basis, customary fee amounts and reimburse the Custodian for its reasonable out-of-pocket expenses. The Custodian Agreement and the obligations of the Custodian will continue until the date on which all obligations have been paid in full.

Concurrently with closing of the Credit Facility, the Company contributed and/or sold certain assets to the Borrower pursuant to the Purchase and Sale Agreement, and the Company expects to continue to contribute and/or sell assets to the Borrower pursuant to the Purchase and Sale Agreement in the future. The Company may, but shall not be required to, repurchase and/or substitute certain assets previously transferred to the Borrower subject to the conditions specified in the Purchase and Sale Agreement and the Warehouse Credit Agreement.

The Company incurred certain customary fees, costs and expenses in connection with the closing of the Warehouse Credit Facility.

The foregoing descriptions of the Warehouse Credit Agreement, the Control Agreement, the Custodian Agreement and the Purchase and Sale Agreement do not purport to be complete and are qualified in their entirety by the full text of each of the Warehouse Credit Facility, the Control Agreement, the Custodian Agreement and the Purchase and Sale Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

10.1	Revolving Credit and Security Agreement by and among PennantPark Investment Funding I, LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, PennantPark Investment Corporation, as equityholder, PennantPark Investment Advisers, LLC, as servicer, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, dated as of February 22, 2019.

10.2	Account Control Agreement by and among PennantPark Investment Funding I, LLC, as pledgor, The Bank of New York Mellon Trust Company, National Association, as secured party, PennantPark Investment Advisers, LLC, as servicer, and The Bank of New York Mellon Trust Company, National Association, as securities intermediary, dated as of February 22, 2019.

10.3	Custodian Agreement by and among PennantPark Investment Funding I, LLC, The Bank of New York Mellon Trust Company, National Association, as custodian, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, dated as of February 22, 2019.

10.4	Purchase and Sale Agreement by and between PennantPark Investment Funding I, LLC, as the purchaser, and PennantPark Investment Corporation, as the seller, dated as of February 22, 2019.

99.1	Press Release of PennantPark Investment Corporation dated February 26, 2019

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2019

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer